UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 29, 2008 [May 26, 2008]

CHINA TITANIUM & CHEMICAL CORP.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-18272 (Commission File Number)	87-0467339 (IRS Employer Identification No.)

1530 - 9 Avenue S.E., Calgary, Alberta, Canada T2G 0T7

 (Address of principal executive offices)               (Zip Code)

(403) 693-8000

Registrant’s telephone number, including area code

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2008, Mr. Michel Bourbonnais, a Director of China Titanium & Chemical Corp. (the “Company”), informed the Board of Directors of the Company that he was resigning from the Board of Directors effective May 26, 2008.  Mr. Bourbonnais presented his resignation pursuant to the Information Statement on Schedule 14F-1 filed with the Securities and Exchange Commission on May 15, 2008, wherein his resignation became effective on the tenth day following the filing of the Information Statement on Schedule 14F-1.  Mr. Bourbonnais did not resign as the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Appointment of Richard Buckley to the Board of Directors:

On May 26, 200, Mr. Richard Buckley was appointed to the Board of Directors of the Company pursuant to the Information Statement on Schedule 14F-1 filed with the Securities and Exchange Commission on May 15, 2008.  Mr. Buckley’s appointment became effective upon the tenth day following the filing of the Information Statement on Schedule 14F-1.

Mr. Buckley was appointed President and Chief Executive Officer of the Company on May 13, 2008.  Mr. Buckley is the founder and Chief Executive Officer of Far Vista Holdings Inc.  He is an entrepreneur and hands-on executive who directs the creation of innovative video game software products for the motion video games market.  Mr. Buckley serves as an officer, director and Chief Executive Officer of 10142361 Saskatchewan Ltd. (doing business as Far Vista Studios).  Mr. Buckely serves as a Director of R&R Multimedia Ltd.  Mr. Buckley is a Professor of 3D Animation and Computer Game Design.  From April 2001 to September 2001, Mr. Buckley served as the Acting Director, Division of Media and Technology, at the University of Saskatchewan.  He led the division in its mission of service and leadership in the provision of media and communications technology to advance scholarship at the University of Saskatchewan, managed and mentored a staff of 60 people, operated a budget of $3,000,000 and an educational technology inventory valued in excess of $7,000,000.  Mr. Buckley earned Masters in Business Administration, Bachelor of Arts degree and Bachelor of Education degree, each from the University of Saskatchewan.

Appointment of Bruce Hoggard to the Board of Directors:

On May 26, 200, Mr. Bruce Hoggard was appointed to the Board of Directors of the Company pursuant to the Information Statement on Schedule 14F-1 filed with the Securities and Exchange Commission on May 15, 2008.  Mr. Hoggard’s appointment became effective upon the tenth day following the filing of the Information Statement on Schedule 14F-1.

Mr. Hoggard was appointed Secretary-Treasurer and Chief Financial Officer of the Company on May 13, 2008.  In addition, Mr. Hoggard is presently the President, Chief Executive Officer and Director of Hoggard International, Management/Marketing Consultants.  Mr. Hoggard’s primary responsibilities are to manage and operate the company on a global basis, development and implementation of international and domestic business and marketing strategies, marketing, management and programming audits, responsible for logistics and implementation of international trade and exploratory visits, supervise and motivate staff, negotiate new contract and the renewal of current contracts.  Mr. Hoggard most recently serves as the Executive Vice-President, International Development, Corporate Relations and Business Systems at 10142361 Saskatchewan Ltd. (doing business as Far Vista Studios).  Mr. Hoggard was previously on the Board of Directors of Asia Pacific Marketing Federation, Canadian Institute of Marketing, Association of Certified Professional Marketers, Saskatchewan Center of International Business Studies, Advisory Board, Certified Management

Consultant, Provincial Exporter’s Association.  Mr. Hoggard earned a Masters in Business Administration from the University of Saskatchewan.  He is also a member of the Institute of Certified Management Consultants of Canada, Marketing Institute of Singapore, Fellow of the Canadian Institute of Marketing as well as professional memberships in eight (8) marketing associations and institutes in Asia and Africa.

Appointment of David Callele to the Board of Directors:

On May 26, 200, Mr. David Callele was appointed to the Board of Directors of the Company pursuant to the Information Statement on Schedule 14F-1 filed with the Securities and Exchange Commission on May 15, 2008.  Mr. Hoggard’s appointment became effective upon the tenth day following the filing of the Information Statement on Schedule 14F-1.

Mr. Calle was appointed Vice-President of Research and Development of the Company on May 13, 2008.  Mr. Callele presently serves as the Executive Vice-President, Research and Development at 10142361 (doing business as Far Vista Studios).  He is responsible for development and delivery of game technologies including, but not limited to game engines, special effects systems, artificial intelligence systems, asset management systems and player management systems as well as supervision and mentoring of development staff.  Mr. Callele is presently Project Manager, Design Engineer at Solido Design Automation Inc. where his responsibilities include development and delivery of advanced mathematical software for integrated circuit design and manufacturing as well as supervision and mentoring of development staff.  From September 1, 2001 to June 30, 2005, Mr. Callele was employed with the University of Saskatchewan as an Assistant Professor in the Department of Computer Science.  Mr. Callele owns rights to three (3) US Patents (Computer telecommunications signaling interface, Automated attendant and Telephone interface for a computer receiving and transmitting information during the silent interval between ringing), two (2) Canadian Patents (Computer telecommunications signaling interface and Automated attendant).  In addition, he has ten (10) more patents at various states of the application process.  Mr. Callele has co-authored eight (8) publications regarding the computer software industry.  Mr. Callele earned a Ph.D. in Computational Science in December, 2007, from the University of Saskatchewan.  In May, 1987, Mr. Callele earned as M.Sc. in Computational Science from the University of Saskatchewan.  In May, 1984, Mr. Callele earned a B.E. in Electrical from the University of Saskatchewan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA TITANIUM & CHEMICAL CORP.
May 29, 2008	By: /s/ Richard Buckley Richard Buckley Chief Executive Officer

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